UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580	54-1956515
(Commission File Number)	(IRS Employer
Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On July 19, 2010, Intersections Inc. (“Intersections”) and its wholly owned subsidiary, Screening International Holdings LLC (“Holdings”), entered into a membership interest purchase agreement (the “Purchase Agreement”) with Sterling Infosystems, Inc. (“Sterling”), pursuant to which Holdings sold, and Sterling acquired, 100% of the membership interests of Screening International LLC (“Screening”) for an aggregate purchase price of $15 million in cash, subject to customary closing adjustments.  Pursuant to the terms of the Purchase Agreement, $1,750,000 of the purchase price will be held in an escrow account for a period of one year after the closing date to satisfy any claims by Sterling under the Purchase Agreement.

As part of the Purchase Agreement, Intersections and its subsidiaries agreed not to directly compete with the business of Screening for one year after the closing date; provided that such non-compete will not restrict Intersections’ ability to conduct transactions in the future with third parties, including its ability to sell to a competing business.  In addition, to ensure a smooth transition process, Intersections, Screening and Sterling entered into a Transition Services Agreement pursuant to which, among other things, Intersections agreed to provide Sterling certain consulting services related to the financial, accounting and tax matters of Screening and its subsidiaries for a period of ninety days after the closing date.

The Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions.  The transaction closed simultaneously with the entering into of the Purchase Agreement.  The foregoing description is a summary and is qualified by reference to the form of Purchase Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 22, 2010, Intersections issued a press release announcing the transaction.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Form of Membership Interest Purchase Agreement, dated July 19, 2010, between Sterling Infosystems, Inc., Intersections Inc., Screening International Holdings LLC and Screening International LLC.

99.1	Press Release issued July 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 22, 2010

INTERSECTIONS INC.

By: /s/ Madalyn Behneman
Name: Madalyn Behneman
Title: Principal Financial Officer